UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2015

GREEN SUPPLEMENTS ONLINE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55262	33-1227348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PE Wanda Building, No. 439, 23rd Floor Changjiang Road Xigang district, Dalian People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 86-165-0392-5151

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective September 17, 2015, Green Supplements Online Inc. (the “Company”) engaged George Stewart, CPA (“GS”) as the Company’s independent registered public accountant. The engagement was approved by the Company’s board of directors. During the years ended April 30, 2014 and April 30, 2015 and through the date hereof, the Company did not consult with GS regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN SUPPLEMENTS ONLINE INC.

Date: September 23, 2015	By:	/s/ Peter H. Tong
	Name:	Peter H. Tong
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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